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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report included in this amended Form 10-K/A, into the Company's previously filed Registration Statements on Form S-8 File No. 33-62102, Form S-8 File No. 33-62104, Form S-8 File No. 33-79426 and Form S-3
File No. 33-73758.

Orange County, California
February 1, 1995

                                                             ARTHUR ANDERSEN LLP





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